SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 1, 2010
Date of report (Date of earliest event reported)
PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 800 Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(Zip Code)
(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On March 1, 2010, Piper Jaffray Companies (the “Company”) filed a current report on Form 8-K to report the closing of the acquisition of Advisory Research Holdings, Inc. (“ARI”) pursuant to the Securities Purchase Agreement dated December 20, 2009. This Form 8-K/A amends the Form 8-K filed on March 1, 2010 to include ARI’s audited consolidated financial statements for the years ended December 31, 2009, 2008 and 2007, and the unaudited pro forma consolidated financial information related to the acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
The audited consolidated financial statements of ARI for the years ended December 31, 2009, 2008 and 2007 are attached as Exhibits 99.1 and 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.
The consent of Topel Forman L.L.C., the independent auditor of ARI for the years ended December 31, 2009, 2008 and 2007 is attached as Exhibit 23.1 to this Form 8-K/A.
(b)	Pro Forma Financial Information.
The following unaudited pro forma consolidated financial information related to our acquisition of ARI is attached as Exhibit 99.3 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:
(i)	Unaudited Pro Forma Condensed Combined Statement of Financial Condition as of December 31, 2009; and

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2009.
(d)	Exhibits

No.	Description	Manner of Filing
23.1	Consent of Topel Forman L.L.C.	Filed Herewith

99.1	Audited Consolidated Financial Statements of Advisory Research Holdings, Inc. for the years ended December 31, 2009 and 2008	Filed Herewith

99.2	Audited Consolidated Financial Statements of Advisory Research Holdings, Inc. for the years ended December 31, 2008 and 2007	Filed Herewith

99.3	Unaudited Pro Forma Financial Information as of and for the year ended December 31, 2009	Filed Herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES
Date: May 7, 2010	/s/ Debbra L. Schoneman
Debbra L. Schoneman
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
23.1	Consent of Topel Forman L.L.C.	Filed Herewith

99.1	Audited Consolidated Financial Statements of Advisory Research Holdings, Inc. for the years ended December 31, 2009 and 2008	Filed Herewith

99.2	Audited Consolidated Financial Statements of Advisory Research Holdings, Inc. for the years ended December 31, 2008 and 2007	Filed Herewith

99.3	Unaudited Pro Forma Financial Information as of and for the year ended December 31, 2009	Filed Herewith